Exhibit 99.2

Corporate Headquarters – Chambersburg, PA Annual Meeting April 28, 2026 Franklin Financial Services Corporation F&M TRUST Stock Symbol: FRAF (Nasdaq)

Call to Order G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Invocation Pam Johns F&M TRUST Franklin Financial Services Corporation

Minutes of Last Meeting G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Forward Looking Statements In order to help you to better understand the business of the Company – where we have been and where we want to go – my remarks today (and those of other Company officers who will speak or respond to questions) will include forward looking statements relating to anticipated financial performance, future operating results, business prospects, new products, and similar matters. These statements represent our best judgment, based upon present circumstances and the information now available to us, of what we think may occur in the future – and, of course, it is possible that actual results may differ materially from those we envision today. For a more complete discussion on the subject of forward-looking statements, including a list of some of the risk factors that might adversely affect operating results, I refer you to the section entitled “Forward Looking Statements” which appears in our annual report on Form 10-K as filed with the Securities and Exchange Commission (SEC). F&M TRUST Franklin Financial Services Corporation

Introductions G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Board of Directors G. Warren Elliott Chairman of the Board Craig W. Best CEO F&M TRUST Franklin Financial Services Corporation

Board of Directors Martin R. Brown Kevin W. Craig Gregory A. Duffey F&M TRUST Franklin Financial Services Corporation

Board of Directors Daniel J. Fisher Stanley J. Kerlin Donald H. Mowery F&M TRUST Franklin Financial Services Corporation

Board of Directors Kimberly M. Rzomp Gregory I. Snook F&M TRUST Franklin Financial Services Corporation

Skip Jennings Director Emeritus Nick Bybel Partner, Bybel Rutledge LLP Zoe Clayton Assistant Corporate Secretary – Judge of Elections Allison Minnis Partner, Crowe LLP Ian Kandray Senior Manager, Crowe LLP F&M TRUST Franklin Financial Services Corporation

Chairman’s Remarks G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

G. Warren Elliott Chairman of the Board F&M TRUST Franklin Financial Services Corporation

F&M TRUST Franklin Financial Services Corporation CELEBRATING 120 YEARS F&M TRUST Franklin Financial Services Corporation

F&M TRUST Franklin Financial Services Corporation

F&M TRUST Franklin Financial Services Corporation

F&M TRUST Franklin Financial Services Corporation

The failure of 1,043 of savings and loans associations from 1986 to 1995 F&M TRUST Franklin Financial Services Corporation

Mission Statement Delivering the right financial solutions from people you know and trust. Vision We are committed to remaining independent by growing our bank to meet the increasing needs of our employees, customers, communities, and shareholders. We strive to be a financial services leader in the markets we serve. Core Values The employees, officers, and directors are committed to the core values of integrity, teamwork, excellence, accountability, and concern for our customers and the communities we serve. F&M TRUST Franklin Financial Services Corporation

23 Locations Serving South Central PA and Washington County MD Primary Trade Area Expanded Trade Area Offering Wealth Management, Commercial Financing, and Residential Lending Services F&M TRUST Franklin Financial Services Corporation

Charles (Chad) B. Carroll, Jr. President & COO F&M TRUST Franklin Financial Services Corporation

Craig W. Best CEO F&M TRUST Franklin Financial Services Corporation

F&M TRUST

Election of Directors G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Craig W. Best G. Warren Elliott Stanley J. Kerlin Kimberly M. Rzomp F&M TRUST Franklin Financial Services Corporation

Say-On-Pay Vote G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Ratification of Auditors G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Polls Open G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Financial Overview Mark R. Hollar, Chief Financial Officer F&M TRUST Franklin Financial Services Corporation

2025 Financial Highlights Dollars in Thousands (000’s), Except Per Share 2025 2024 Earnings and Profitability Earnings Per Share $4.74 $2.51 Net Income $21,226 $11,099 Net Interest Margin 3.25% 2.95% Return on Average Assets (ROA) 0.94% 0.54% Return on Average Equity (ROE) 13.55% 8.05% Dividends per Share $1.31 $1.28 Balance Sheet and Capital Total Assets $2,239,018 $2,197,841 Total Loans (Net) $1,540,583 $1,380,424 Total Deposits $1,835,772 $1,815,647 Tangible Common Equity Ratio1 7.45% 6.20% Tangible Book Value per Share1 $37.10 $30.65 Asset Quality Nonperforming Assets / Total Assets 0.38% 0.01% Allowance for Credit Loss as % of Loans 1.32% 1.26% 1Non-GAAP – See non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation

Diversified Loan Portfolio Loans Outstanding1 $5,577 $6,406 $6,199 $6,815 $8,853 $9,657 $145,279 $140,669 $118,443 $115,018 $108,545 $101,958 $209,335 4.05% $212,705 3.86% $232,093 4.14% $291,686 5.16% $343,577 5.65% $397,995 5.84% $135,978 $103,874 $117,159 $127,636 $122,052 $123,541 $177,029 $165,226 $158,980 $168,391 $153,694 $166,606 $336,506 $67,763 $369,932 $69,900 $418,167 $70,609 $547,439 $97,811 $661,356 $107,167 $761,481 $100,782 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 12/31/2025 Non Owner-Occupied CRE Owner-Occupied CRE Commercial 1-4 Family Sate/ Muni Loans Consumer Purchased Participations Loan Yield 1Excludes loans held-for-sale; 2Purchased participations are included as part of the loans outstanding; 3Year-to-date, fully tax equivalent F&M TRUST Franklin Financial Services Corporation

Deposits by Category $76,165 $74,253 $57,390 $132,446 $315,905 $224,323 $409,178 $511,969 $496,532 $454,517 $417,870 $431,843 $610,170 11.1% $699,734 9.0% $698,295 8.5% $677,965 8.9% $791,526 15.4% $869,355 13.1% $259,060 $298,403 $299,231 $273,050 $8,677 $290,346 $87,057 $310,251 $22,057 Non-Interest Bearing Checking MMA & Savings Inte4rest Bearing Checking Time Time-Brokered Total Uninsured / Uncollateralized 1Brokered deposits are included as part of time deposits F&M TRUST Franklin Financial Services Corporation

Net Interest Income $41,961.00 $44,671.00 $51,586.00 $53,637.00 $57,514.00 $69,646.00 3.51% 3.06% 3.40% 4.70% 5.16% 5.31% 3.21% 2.88% 3.11% 3.31% 2.95% 3.25% 0.39% 0.24% 0.36% 1.75% 2.68% 2.50% 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/2025 Net Interest Income Asset Yield Liability Cost Net interest margins 1For the year ended; 2Fully tax equivalent F&M TRUST Franklin Financial Services Corporation

Diversified Income Non-Interest Income1 25.83% 29.46% 22.54% 22.57% 23.28% 21.59% $3,658.00 $5,392.00 $3,024.00 $3,610.00 $4,116.00 $4,430.00 $1,844.00 $2,170.00 $1,868.00 $2,157.00 $2,279.00 $2,370.00 $1,977.00 $2,258.00 $2,527.00 $2,492.00 $2,448.00 $2,535.00 $1,536.00 $2,430.00 $770.00 $199.00 $565.00 $672.00 $6,040.00 $7,111.00 $7,152.00 $7,512.00 $8,538.00 $9,169.00 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/2025 Wealth Management Fees Gain on Sale of Loans Deposit Service Fees Debit Card Income Other Non-Interest Income/Total Revenue 1Excludes net gains / (losses) on sales of debt securities F&M TRUST Franklin Financial Services Corporation

Wealth Management $836,382.00 $946,975.00 $904,323.00 $1,094,779.00 $1,169,290.00 $1,273,421.00 $112,624.00 $60,060.00 $118,046.00 $100,457.00 $116,398.00 $147,454.00 $135,423.00 $217,891.00 $139,872.00 $109,604.00 $147,880.00 $153,866.00 As of 12/31/2020 As of 12/31/2021 As of 12/31/2022 As of 12/31/2023 As of 12/31/2024 As of 12/31/2025 Brokerage Trust New Assets under Management (YTD) F&M TRUST Franklin Financial Services Corporation

Shareholder Return $247.07 $225.82 $187.14 $185.24 Franklin Financial Services Corporation NASDAQ Composite Index S&P U.S. MBI Banks – Mid-Atlantic Region Index Peer Group Source: S&P Global Market Intelligence F&M TRUST Franklin Financial Services Corporation

Net Income and Dividend Trend $3,922 $5,908 $5,354 $6,043 $6,637 $0.32 $0.33 $0.33 $0.33 $0.33 $0.34 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Net Income ($ 000’s) Dividend (per share) F&M TRUST Franklin Financial Services Corporation

GAAP / Non-GAAP Reconciliation 2025 2024 Tangible Book Value (Per Share) (Non-GAAP) Shareholders’ Equity $ 175,242 $ 144,716 Less Intangible Assets (9,016) (9,016) Shareholders’ Equity (Non-GAAP) $ 166,226 $ 135,700 Shares Outstanding (In Thousands) 4,481 4,427 Book Value Per Share $ 39.11 $ 32.69 Tangible Book Value Per Share (Non-GAAP) $ 37.10 $ 30.65 Tangible Common Equity Ratio (Non-GAAP) Total Assets $ 2,239,018 $ 2,197,841 Less Intangible Assets (9,016) (9,016) Total Tangible Assets (Non-GAAP) $ 2,230,002 $ 2,188,825 Tangible Common Equity Ratio (Non-GAAP) 7.45% 6.20% F&M TRUST Franklin Financial Services Corporation

CEO’s Remarks Craig W. Best F&M TRUST Franklin Financial Services Corporation

Craig W. Best CEO F&M TRUST Franklin Financial Services Corporation

Questions G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Polls Closed G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Report by Judge of Election Zoe R. Clayton F&M TRUST Franklin Financial Services Corporation

Announcement G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Thank You G. Warren Elliott F&M TRUST Franklin Financial Services Corporation

Meeting Adjourned Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank